EXHIBIT 10.1


                      STOCK AND WARRANT PURCHASE AGREEMENT

          THIS  STOCK  AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made
                                                             ---------
and entered into as of February 12, 2008, by and among The Quercus Trust ("Quercus" or the "Purchaser"), and WorldWater & Solar Technologies Corp., a
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Delaware  corporation  (the  "Company"  or  "WWAT").
                              -------        ----
          WHEREAS, the Purchaser desires to purchase from the Company, and the Company desires to sell to Purchaser, shares of Series F Convertible Preferred Stock (hereinafter described) and warrants exercisable into shares of Common
Stock  (the  "Warrants"),  each  on  the  terms  set  forth  herein;

          WHEREAS, Purchaser has provided a loan to the Company in the original principal amount of $6,000,000, as evidenced by that certain Promissory Note, dated January 25, 2008 (the "Promissory Note"); and
                                  ----------------
          WHEREAS, the Company is offering the Series F Convertible Preferred Stock pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").
                               ---------------
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1.     Sale  of  Shares.
            -------------------------
     1.1     Purchase  and  Sale  of  Shares and Warrants.  The Company
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hereby  agrees  to  issue  to Quercus (i) twenty thousand (20,000) shares of its
Series  F  Convertible  Preferred  Stock  ("Series  F  Preferred") at a price of
                                            --------------------
$1,782.00 per share (the "Series F Purchase Price"), in the form, and containing
                          -----------------------
the rights, preferences and privileges set forth in Exhibit "A" and (ii) twenty nine million (29,000,000) Warrants to purchase up to twenty nine million (29,000,000) shares of Common Stock (subject to adjustment), at an exercise price of $1.815 per Warrant in the form set forth in Exhibit "B." The Company and Quercus agree that a portion of the Series F Purchase Price will be paid by cancellation of the outstanding principal balance and all accrued and unpaid interest under the terms of the Promissory Note (such amount, the "Note Payoff").

1.2     The  Closing.  The  sale  and purchase of the Series F Preferred and the
        ------------
issuance of the Warrants shall take place at the offices of Salvo Landau Gruen & Rogers, 510 Township Line Road, Suite 150, Blue Bell, Pennsylvania 19422, or at such other location as the Company and Quercus mutually agree, on or before February ___, 2008 (the "Closing"). At the Closing, the Company shall deliver
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to  Quercus  a  certificate  representing the Series F Preferred (the "Preferred
                                                                       ---------
Certificate")  and  a  certificate  representing  the  Warrants  (the  "Warrant
-----------                                                             -------
Certificate") in the form(s) set forth on of Exhibits "C" and "D," respectively,
-----------
hereto against delivery to the Company of a check or wire transfer in the amount of the Series F Purchase Price less the amount of the Note Payoff. The obligation of Quercus to consummate the exchange at the Closing is subject to the performance by the Company of the covenants set forth in Sections 2 below and to the truth and accuracy of the representations and warranties of the Company in Section 3 below.

2.     Covenants  of  Company.
       ----------------------
     2.1     Certificate  of  Designation.  The  Company  agrees  to  file  the
             ----------------------------
Certificate of Designation in the form of Exhibit "A" attached hereto with the Delaware Secretary of State prior to the Closing.

2.2.     Amendment  to  Certificate  of  Incorporation.  Quercus and the Company
         ---------------------------------------------
agree and acknowledge that (i) the Company does not have currently authorized sufficient shares of unissued Common Stock to allow for the conversion of the Series F Preferred, (ii) the Company's board of directors (the "Board") has
                                                                     -----
approved  an  amendment  ("Amendment")  to  the  Company's  Certificate  of
                           ---------
Incorporation to increase the authorized number of Common Stock to four hundred fifty million (450,000,000), which would authorize sufficient shares of Common Stock to allow the conversion of the Series F Preferred in full, (iii) the Board has approved the holding of a meeting of Shareholders to consider and approve the Amendment, and has voted to recommend to Shareholders that the Amendment be approved, and (iv) the Company has authorized "blank check" preferred stock with respect to which the Board has the power to designate the rights, preferences and privileges. In light of the foregoing, the Company agrees (x) to use best efforts to cause the Amendment to be approved by Shareholders and filed with the Delaware Secretary of State as soon as practicable, and to thereafter at all times cause there to be sufficient authorized and unissued shares of Common Stock and other securities to allow the Series F Preferred to be converted in full and the Warrants to be exercised in full.

2.3     Filing  Amendment.  The Company agrees to use best efforts to obtain SEC
        -----------------
approval of its proxy statement, to obtain shareholder approval of the Amendment and to file the Amendment with the Delaware Secretary of State as soon as practicable following the Closing.

     3.     Representations  and  Warranties  of Company.  Except for compliance
            --------------------------------------------
with the requirements contained in Sections 2.1 and 2.3, the Company hereby represents and warrants to Quercus that:

     3.1     Organization,  Good  Standing  and Qualification.  The Company is a
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corporation duly organized, validly existing and in good standing under the laws of  the  State  of Delaware.  The Company has full corporate power and authority to own and hold its properties and to conduct its business. The Company is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires licensing, qualification or good standing, except for any failure to be so licensed or qualified or in good standing that would not have a material adverse effect on
(i) the Company, (ii) its consolidated results of operations, assets, or financial condition, (iii) its ability to perform its obligations under this Agreement or (iv) the Series F Preferred (a "Material Adverse Effect").
                                                     ------------------------

3.2     Consents  and  Approvals.  No  consent, approval, order or authorization
        ------------------------
of, or registration, qualification, designation, declaration or filing with, any federal, regional, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

3.3     Authorization.  The  Company has full corporate power and authority
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to  execute,  deliver  and  enter  into  this  Agreement  and  to consummate the transactions contemplated hereby. All action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Series F Preferred, and the Common Stock issuable upon the conversion of the Series F Preferred (the "Conversion Shares"), the Warrants and the Common Stock
                          -----------------
issuable  upon  exercise  of  the  Warrants  (the  "Warrant  Shares")  and  the
                                                    ---------------
performance of the Company's obligations hereunder has been taken. The Series F Preferred, the Conversion Shares, the Warrants and the Warrant Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable and will be free and clear of all liens imposed by or through the Company other than restrictions imposed by this Agreement and applicable securities laws. This Agreement has been duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and by general equitable principles, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.4     Compliance  With  Other  Instruments.
        ------------------------------------
(a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in the violation of any provision of the Certificate of Incorporation or By-laws of the Company, (ii) result in any violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, (iii) trigger the increase in the rights of any holder of the Company's outstanding debt or equity securities, including securities converted with such securities, (iv) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company, in the cases of clauses (ii) and (iii) above, only to the extent such conflict, breach, violation, default or lien reasonably could, individually or in the aggregate, have or result in a Material Adverse Effect.

(b) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority remains to be obtained or is otherwise required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the issue and sale of the Series F Preferred, the Conversion Shares, the Warrants and the Warrant Shares, except filings as may be required to be made by the Company with
(i) the United States Securities and Exchange Commission ("SEC") and (ii) state "blue sky" or other securities regulatory authorities.

3.5     Material  Adverse  Changes.  Since  June  30,  2007,  there has not
        --------------------------
occurred any event or events which, singly or in the aggregate, have had or are reasonably expected to have, a Material Adverse Effect upon the business, operations or financial condition of the Company.

3.6     Issuance  of  Securities.  Since September 28, 2007, the Company has not
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issued  any  capital  stock, or any securities convertible into, or exchangeable for, capital stock, or entered into any written or oral commitment with respect thereto, except for the issuance to Quercus of the Series E Convertible Preferred Stock of the Company under the terms of that certain Stock Exchange
Agreement  dated  January  25,  2008.

3.7     Litigation.  There are no pending or overtly threatened actions, claims,
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orders,  decrees,  investigations,  suits  or  proceedings  by  or  before  any governmental authority, arbitrator, court or administrative agency which would have a Material Adverse Effect, or which question the validity of this Agreement or any action taken or to be taken by the Company in connection herewith, or which might result in any impairment of the right or ability of the Company to enter into or perform his obligations under this Agreement.

3.8     Reports;  Financial Statements.  WWAT's Annual Report on Form 10-KSB for
        ------------------------------
the years ended December 31, 2005 and December 31, 2006 and Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 (the "Reports") have been filed with the SEC and the Reports complied
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in all material respects with the rules of the SEC applicable to such Reports on the date filed with the SEC, and the Reports did not contain, on the date of filing with the SEC, any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not materially misleading. The Reports have not been amended, nor as of the date hereof has WWAT filed any report on Form 8-K since December 31, 2007 other than as set forth on Schedule 3.8 hereto.
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All  of the consolidated financial statements included in the Reports (the "WWAT
                                                                            ----
Financial  Statements"):  (a)  have  been prepared from and on the basis of, and
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are  in  accordance  with,  the  books  and  records  of WWAT and with generally accepted accounting principles applied on a basis consistent with prior accounting periods; (b) fairly and accurately present in all material respects the consolidated financial condition of WWAT as of the date of each such WWAT Financial Statement and the results of its operations for the periods therein specified; and (c) in the case of the annual financial statements, are accompanied by the audit opinion of WWAT's independent public accountants. Except as set forth in Schedule 3.8 or in the WWAT Financial Statements, as of
                         ------------
the date hereof, WWAT has no liabilities other than (x) liabilities which are reflected or reserved against in the WWAT Financial Statements and which remain outstanding and undischarged as of the date hereof, (y) liabilities arising in the ordinary course of business of WWAT since September 30, 2007, or (z)
liabilities incurred as a result of the transactions contemplated by the Transaction Documents or which were not required by generally accepted accounting principles to be reflected or reserved on the WWAT Financial Statements. Since September 30, 2007, except as set forth on Schedule 3.8
                                                                    ------------
hereto, there has not been any event or change which has or will have a Material Adverse Effect and WWAT has no knowledge of any event or circumstance that would reasonably be expected to result in such a Material Adverse Effect.

3.9     Permits.  The  Company  has  all franchises, permits, licenses
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and similar authorizations necessary for the conduct of its business, and is not in default of any such authorizations, where the absence or default of such authorization could have a Material Adverse Effect.

3.10     Income  Tax  Returns.  WWAT  and  each  entity  owned  or
         --------------------
controlled, directly or indirectly by WWAT or in which it has a fifty percent (50%) or greater interest (each, a "Subsidiary") has filed all federal and state
                                    ----------
income tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes which have become due pursuant to said returns or pursuant to any assessment received by WWAT or any Subsidiary, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. WWAT has no knowledge of any pending assessments or adjustments of the income tax payable of WWAT or its Subsidiaries with respect to any year.

3.11     Environmental Matters.  None of the operations of WWAT or any
         ---------------------
Subsidiary is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. To WWAT's knowledge, neither WWAT nor any Subsidiary has received notice of any actual or threatened claim, investigation, proceeding, order or decree in connection with any release of any toxic or hazardous waste or substance into the environment.

3.12     Offering.  Subject  in part to the truth and accuracy of each
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Investor's  representations set forth in Section 4 of this Agreement, the offer,
                                         ---------
sale and issuance of the securities contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and the qualification or registration requirements of the Act or other applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

3.13     Patents  and  Trademarks.  The Company possesses all patents,
         ------------------------
patent rights, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights and copyrights (collectively, the "Intellectual
                                                                    ------------
Property")  necessary  for  its  business without, to its knowledge (but without
--------
having conducted any special investigation or patent search), any conflict with or infringement of the valid rights of others and the lack of which could materially and adversely affect the operations or condition, financial or otherwise, of the Company, and the Company has not received any notice of infringement upon or conflict with the asserted rights of others.

3.14     Insurance.  The Company has in full force and effect fire and
         ---------
casualty insurance policies with such coverages in amounts (subject to reasonable deductibles) customary for companies similarly situated.

3.15     Related  Party  Transactions.  No  existing  contractual
         ----------------------------
obligation of WWAT or its Subsidiaries is with or for the direct benefit of (i) any party owning, or formerly owning, beneficially or of record, directly or indirectly, in excess of five percent (5%) of the outstanding capital stock of WWAT, (ii) any director, officer or similar representative of WWAT, (iii) any natural person related by blood, adoption or marriage to any party described in
(i) or (ii), or (iv) any entity in which any of the foregoing parties has, directly or indirectly, at least a five percent (5%) beneficial interest (a "Related Party"). Without limiting the generality of the foregoing, no Related
 --------------
Party, directly or indirectly, owns or controls any material assets or material properties which are used in WWAT's business and to the knowledge of WWAT, no Related Party, directly or indirectly, engages in or has any significant interest in or connection with any business which is, or has been within the last two years, a competitor, customer or supplier of WWAT or has done business with WWAT or which currently sells or provides products or services which are similar or related to the products or services sold or provided in connection with the Business.

3.16     No  Anti-Dilution  Rights.  The  transactions  contemplated
         -------------------------
hereby will not trigger any anti-dilution provisions contained in any existing shareholder agreements.

3.17     Full  Disclosure.  No representation, warranty, schedule or certificate
         ----------------
of WWAT made or delivered pursuant to the Transaction Documents contains or will contain any untrue statement of fact, or omits or will omit to state a material fact the absence of which makes such representation, warranty or other statement misleading.

4.     Representations and Warranties of Quercus. Quercus hereby represents
       -----------------------------------------
and  warrants  to,  and  agrees  with,  the  Company  that:

4.1     Restricted  Securities.  Quercus  understands that (i) the Series F
        ----------------------
Preferred and the Conversion Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, (ii) under such laws and applicable regulations such securities may be resold without registration under federal and state securities laws only in certain limited circumstances, and (iii) the Company may require a legal opinion of Quercus' counsel with respect to unregistered transfers.

4.2     Accredited  Investor.  Quercus  represents  that  it  is  an "accredited
        --------------------
investor"  within  the  meaning of Regulation D promulgated under the Securities
Act.

4.3     Legends.  Quercus  understands  that  the  certificates  evidencing  the
        -------
Series  F  Preferred  Stock  will  bear  substantially  the  following  legends:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH SECURITIES ACT.

4.4     Investment  Purposes.  The  securities  will  be  acquired  for
        --------------------
investment for Quercus' own account, not as a nominee or agent, an not with a view to the public resale or distribution thereof within the meaning of the federal or state securities laws, and Quercus has no present intention of selling, granting any participation in, or otherwise distributing the same. Quercus further represents that he or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the securities.

4.5     Litigation.  There  are  no  claims  before  any  governmental
        ----------
entity or arbitrator pending or, to such Purchaser's knowledge, currently threatened against or with respect to such Purchaser relating to or affecting the Series F Preferred or the Warrants, which question the validity of this Agreement or any action taken or to be taken by such Purchaser in connection herewith, or which might result in any impairment of the right or ability of such Purchaser to enter into or perform its obligations under this Agreement.

4.6     Awareness of Company Performance.  Purchaser acknowledges that (i) it
        --------------------------------
has received and reviewed the Company's financial statements (a) as of and for the year ended December 31, 2006 and (b) as of and for the nine-month period ended September 30, 2007, (ii) it has received or has had full access to all the information Purchaser considers necessary or appropriate to make an informed decision with respect to the purchase of the Units pursuant to this Agreement, and (iii) it has had an opportunity to ask questions and receive answers from the Company regarding the Company's financial performance and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Purchaser or to which Purchaser had access.

5.     Certain  Covenants  of  WWAT.  The  provisions  of Section 4 of that
            ----------------------------
certain Stock and Warrant Purchase Agreement between Quercus and the Company dated September 28, 2007 (the "Purchase Agreement") are hereby incorporated by
                                 ------------------
reference  and  shall  apply  to  the  Conversion  Shares.

6.     Indemnification.  The  provisions  of Section 5 of the Purchase Agreement
       ---------------
are hereby incorporated by reference and shall apply to the transactions contemplated by this Agreement.

7.     Survival  of  Representations  and  Warranties.  All  representations,
       ----------------------------------------------
warranties and agreements made by WWAT and Quercus in this Agreement or in any certificate or other instrument delivered pursuant hereto shall survive the Closing and any investigation and discovery by WWAT or by Quercus, as the case may be, made at any time with respect thereto; provided, however, that, other than with respect to Section 3.6 (for which there shall be no time limit), neither Quercus nor WWAT shall have any liability to the other for any misrepresentation, inaccuracy or omission in any representation or warranty, or any breach of any representation or warranty, unless the party asserting a claim with respect to any thereof gives to the other written notice of such claim on or before the date which is two (2) years following the Closing Date.

8.     Miscellaneous.
       -------------

8.1     Entire  Agreement.  This  Agreement  contains  the entire agreement
        -----------------
among  the  parties  with  respect  to  the  exchange  contemplated  hereby.

8.2     Governing  Law.  This Agreement shall be governed by and construed under
        --------------
the  laws  of  the  State  of  Delaware.

8.3     Counterparts.  This  Agreement  may  be  executed  in  two  or  more
        ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.4     Severability.  The invalidity of any portion hereof shall not affect the
        ------------
validity, force, or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, the parties agree that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law against those for whom it may be enforceable, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

8.5     Further  Assurances.  The  parties  hereto  shall,  without  additional
        -------------------
consideration, execute and deliver or cause to be executed and delivered such further instruments and shall take or cause to be taken such further actions as are necessary to carry out more effectively the intent and purpose of this Agreement.

8.6     Successors  and Assigns.  Except as otherwise provided herein, the terms
        -----------------------
and conditions of Section 5 of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.7     Titles  and  Subtitles.  The titles and subtitles used in this Agreement
        ----------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.8     Notices.  All  notices  required  or  permitted  hereunder  shall  be in
        -------
writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

8.9     Finder's  Fee.  Each  party  represents  that  it neither is nor will be
        -------------
obligated for any finders' fee or commission in connection with this transaction. Quercus agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which Quercus or any of its trustees, employees or representatives is responsible. The Company agrees to indemnify and hold harmless Quercus from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

8.10     Expenses.  The  Company shall pay all costs and expenses that it incurs
         --------
with respect to its negotiation, execution, delivery and performance of this Agreement and, if the Closing is effected, shall pay the actual legal fees and costs of Greenberg Glusker Fields Claman & Machtinger LLP, counsel to Quercus, in an amount not to exceed Five Thousand Dollars ($5,000). If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

8.11     Amendments and Waivers.  Any term of this Agreement may be amended
              ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Quercus. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities for which Warrants are exercisable), and each future holder of all such securities and the Company.

8.12     Aggregation of Stock.  All shares of Common Stock held or acquired
              --------------------
by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:
---------
THE QUERCUS TRUST


     By:     /s/  David  Gelbaum
             ------------------------
     Name:    David Gelbaum
     Its:     Trustee

Address:

1835 Newport Blvd.
A109 - PMB 467
Costa Mesa, CA 92627


COMPANY:
-------

WORLDWATER & SOLAR TECHNOLOGIES CORP.

     By:     /s/ Quentin T. Kelly
             -------------------------
     Name:   Quentin T. Kelly
             -------------------------
     Its:    Chief Executive Officer
             -----------------------



Address:

200 Ludlow Drive
Ewing, New Jersey 08638

                                  EXHIBIT "A"
                           CERTIFICATE OF DESIGNATION

                                  EXHIBIT "B"
                        WARRANT TO PURCHASE COMMON STOCK

                                  EXHIBIT "C"
                             PREFERRED CERTIFICATE

                                  EXHIBIT "D"
                              WARRANT CERTIFICATE

                                  SCHEDULE 3.8



     The Company believes that non-cash expenses recorded in 2005 in the amount of $3.8 million related to the issuance of a convertible debt instrument should have been amortized over the life of the debt instrument rather than recorded as an expense in 2005.

     The Company is considering an amendment to the Annual Report on Form 10-KSB for the year ended December 31, 2006 restating these non-cash expense items for 2005 and 2006. The result of the restatement in 2005 will be a reduction in expenses of $3.8 million, and the result in 2006 will be an increase in expenses of $2.8. The net effect to this restatement will be a positive effect on stockholders equity of $1.0 million.

     The effect of these changes on the profit and loss statements in the Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2007 and June 30, 2007 is approximately $30,000 per quarter and the Company also is considering amendments to these reports.

     The Company has not completed its investigation and review of the proposed changes and these issues have not been proposed to the Board of Directors or the Audit Committee.

     The following report on Form 8-K has been filed by the Company since December 31, 2007:

Report on Form 8-K filed January 31, 2008.